EXHIBIT 32.1

                  CERTIFICATION OF CHEIF EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officer of Safer Shot, Inc.(the "Issuer") hereby certify that the Issuer's Quarterly Report on Form 10-Q for the period ended March 31, 2010 which this certificate accompanies, fully complies with the requirement of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this satement required by Section 906, has been provided to the Issuer and will be retained by the Issuer and furnished to the Securities and Exchange Commission or its staff upon request.




Date: May 20, 2010                 /s/ John Lund
                             -------------------------------------------
                                       John Lund
                                       President
                                 Chief Executive Officer